Exhibit 99.4

February 7, 2022

Luminace Holdings, LLC

c/o

Mr. Armand Dehaney

Brookfield Renewable U.S.

Brookfield Place

200 Liberty Street, 14th Floor

New York, NY 10281

Via email:  Armand.Dehaney@brookfieldrenewable.com

Subject:	Independent Market Consultant’s Letter Report
Luminace Portfolio – SRECs & REC Merchant Price Projections

Presented herein is the summary report of our assessment (the “Report”) for a portfolio of solar photovoltaic (“PV”) power generation facilities owned by Luminace Holdings, LLC (“Client”). The Report addresses the Renewable Energy Credit (“REC”) and Solar REC (“SREC”) markets in a number of states material to the portfolio.

This Report has been prepared in accordance with a Master Professional Services Agreement (“MPSA”) and Task Authorization dated January 20, 2022, between Leidos Engineering, LLC (“Leidos”) and Client.

The Report is solely for the information of and assistance to Client and should not be used for any other purpose or by any other party, except for those parties who have entered into a third party use of work products agreement with Leidos under the terms of the MPSA. The Report has been developed based on the needs of Client and the level of information included reflects the knowledge gained by Leidos through the course of our review. To the extent that any other readers of the Report have not been involved over the course of our review, the information contained herein could be misunderstood or incomplete.

Certain statements included in this Report constitute forward-looking statements. The achievement of certain results or other expectations contained in such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements described in the Report to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We do not plan to issue any updates or revisions to the forward-looking statements if or when our expectations, or events, conditions or circumstances on which such statements are based, occur. No warranty, guarantee, or promise, express or implied, related to any future results, performance, or achievements associated with such forward-looking statements is provided.

550 Cochituate Road, West Wing, 4th Floor   /   Framingham, MA 01701 USA   /   1.508.935.1600   /   energy.leidos.com

Mr. Armand Dehaney

February 7, 2022

Table 1 provides a summary of the 377 facilities included in the portfolio. Given the location of the Facilities, the power market regions relevant to the portfolio include the following: the California Independent System Operator (“CAISO”) market, the Western Electricity Coordinating Council (“WECC”) market, the PJM Interconnection (“PJM”) market, the Independent System Operator of New England (“ISO-NE”) market, the New York Independent System Operator (“NYISO”) market, the Electric Reliability Council of Texas (“ERCOT”) market and the Southeastern Electric Reliability Council (“SERC”) market.

Table 1: Portfolio General Information

State	Project Count	Nameplate Capacity (MW- DC)	Market Area	SREC/REC

California	200	57.3	CAISO	CA Category 1 REC

Maryland	62	64.0	PJM	MD SREC / MD Tier 1 REC

Arizona	56	33.8	WECC	National Voluntary REC

Massachusetts	13	14.0	ISO-NE	MA SREC II / MA Class 1 REC

Texas	11	13.2	ERCOT	TX REC / National Voluntary REC

Georgia	8	10.1	SERC	National Voluntary REC

New Jersey	8	33.6	PJM	NJ SREC / NJ Tier 1 REC

Washington DC	6	8.0	PJM	DC SREC / DC Tier 1 REC

Illinois	4	17.1	PJM	PJM Tier 1 REC

Delaware	3	6.7	PJM	DE SREC / DE Tier 1 REC

Ohio	2	3.6	PJM	OH Tier 1 REC

Rhode Island	2	5.1	ISO-NE	RI Class 1 REC

Connecticut	1`	0.5	ISO-NE	CT Class 1 REC

New York	1	2.7	NYISO	Project not eligible for NY REC

1) Source: Luminace.

●	Attachment A provides a summary of the key assumptions, drivers, and projections for SREC prices in Massachusetts, Washington DC, New Jersey, Maryland, Delaware, and Ohio.

●

Attachment B provides a summary of the key assumptions, drivers, and projections for REC prices in the states of California, Maryland, Massachusetts, New Jersey, Washington DC, Illinois, Delaware, Rhode Island, and Connecticut. Attachment B also provides a summary of National Voluntary RECs which are applicable to the facilities in Arizona, Georgia, and Texas.

Respectfully submitted,

Leidos Engineering, LLC

550 Cochituate Road, West Wing, 4th Floor  /  Framingham, MA 01701 USA  /  1.508.935.1600  /  energy.leidos.com

ATTACHMENT A

SRECs – Massachusetts, New Jersey, Maryland, Delaware, Ohio, Washington DC

Massachusetts SREC

Background

Massachusetts has two SREC programs; SREC I for projects eligible prior to July 31, 2014, and SREC II for project eligible after July 31, 2014, but prior to November 26, 2018. Eligible facilities can receive SREC payments under the relevant program for a period of 10 years after COD.

Key Assumptions and SREC Price Drivers

Massachusetts SREC prices typically trade on the Intercontinental Exchange (“ICE”) between the administratively set Solar Credit Clearinghouse Auction bid price and the Alternative Compliance Payment (“ACP”) price. The Base Case projections are based on ICE futures in the near term and the mid-point of the Solar Credit Clearinghouse Auction bid price and the solar ACP. Following the expiration of a facility’s 10-year SREC term (either SREC I or SREC II), the facility can sell Class I REC at prevailing market prices.

New Jersey SREC

Background

Legislation passed in 2018 increased the New Jersey Renewable Portfolio Standard (“RPS”) to a requirement that 50 percent of electricity sold within the state to come from renewable resources by 2030. The updated RPS legislation also increased the solar carve-out, which requires 5.1 percent of electricity sales specifically come from qualifying solar generating facilities by 2021. The large solar carve-out made New Jersey the largest SREC market in the nation and has kept the weighted average SREC price above $200 per MWh over the past 5 years. New Jersey projects cannot participate in any other state SREC program. Eligible solar facilities in New Jersey receive SREC payments for 15 years for facilities qualified before October 29, 2018. Facilities that qualify after October 29, 2018, are eligible to receive SREC payments for 10 years.

The 2018 legislation also provided a plan to support additional solar development once the 5.1 percent solar carve-out was met which was projected to occur by June 2021. However, as of April 30, 2020, the state announced it has already reached the 5.1 percent target of solar sales, effectively ending the traditional SREC program. The Transition Renewable Energy Certificates (“TREC”) was the SREC successor program and provided qualified solar resources a 15-year fixed price rate of $152.0 per MWh, with factored adjustments based on project type (i.e., ground-mount solar receives a 0.6 factor, or $91.2 per MWh). Facilities that have already been receiving SREC payments will continue to participate in the legacy SREC program. The program closed on August 27, 2021.

In July 2021, the NJ Board of Public Utilities approved a new program to replace TRECs, called the Successor Solar Incentive Program, known as the “SuSI Program”. The SuSI Program provides incentives to solar projects and is made up of two sub-programs, the Administratively Determined Incentive (“ADI”) program, and the Competitive Solar Incentive (“CSI”) Program. The ADI program provides incentive for net metered projects of 5 MW or less and community solar projects, and the CSI program provides incentives to grid supply projects and net metered non-residential projects greater than 5 MW. The ADI program

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SRECs – Massachusetts, New Jersey, Maryland, Delaware, Ohio, Washington DC

opened on August 28, 2021, and incentive levels for the ADI program range from $70-$120 per SREC-II. The design of the CSI program is currently under development with the goal of holding the first solicitation by early-to-mid- 2022.

Key Assumptions and SREC Price Drivers

Given the robust nature of the New Jersey SREC market, insight on near-term prices is reflected by reported prices on the ICE trading platform. Futures prices are the basis for the near-term New Jersey SREC price forecast, which average approximately $210 per MWh over the next 5 years. Prices are projected to slowly decline as the legacy SREC program comes to an end. Following the expiration of a facility’s SREC term, the facility can sell NJ Tier I REC at prevailing market prices.

Maryland SREC

Background

Maryland’s RPS program has been revised several times since its inception in 2004, and in 2019 lawmakers enacted updated RPS legislation, which requires 50 percent of electricity sold within the state to come from renewable resources by 2030. The RPS legislation and specifically the solar carve-out, was further revised in 2021, where 14.5 percent of sales are required to come from solar generating facilities by 2030. Prior to the 2019 change in the RPS, the Maryland SREC market was oversupplied and the 2017 and 2018 SREC price settled at approximately $10 per MWh. The 2021 Maryland SREC prices settled just under $60 per MWh, reflecting increased demand driven by the updated RPS legislation. As of January 2022, the Maryland solar carve-out is one of the highest solar energy requirements under an RPS in any state.

Facilities can continue to sell MD SREC’s for as long as the Facility remains in operation.

Key Assumptions and Drivers

The Maryland SREC forecast was created based on ICE futures pricing data for the initial forecast years and Leidos fundamental analysis for long-term prices. Futures prices average approximately $58 per MWh over the next 4 years. In addition, an ACP is specified in Maryland legislation which we assume will cap the potential long-term SREC price. The solar ACP from the Clean Energy Jobs Act passed in 2019 and amended in 2021 declines rapidly from the 2020 value of $100 per MWh to $22.5 per MWh in 2030 and remains at that level afterward. Our fundamental calculations resulted in a SREC value slightly below the ACP around 2028 and then trend toward the PJM Class 1 REC price level.

Delaware SREC

Background

Delaware’s SREC market began in 2005 and is one of the oldest in the country. In 2011, the state RPS was amended to change the burden of acquiring SRECs towards electric distribution companies, and away from state power providers. This amendment made Delmarva Power, the largest electric distribution utility in the state, the largest buyer of SREC requirements in Delaware. Delmarva Power developed a SREC procurement program to provide 20-year contracts to SREC sellers on a competitive basis, beginning in 2012. Each year, a competitive solicitation is held, and eligible projects can bid into the program.

Delaware’s RPS, updated in 2021, requires 40 percent of the state’s electricity to be sourced from renewable energy by 2035, and includes a 10 percent carve-out for solar energy. Electricity suppliers that do not meet the RPS target face a $25 per MWh ACP and if they fail to meet solar targets, they must pay a Solar Alternative Compliance Payment (SACP) penalty fee of $150 per MWh.

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SRECs – Massachusetts, New Jersey, Maryland, Delaware, Ohio, Washington DC

Key Assumptions and SREC Price Drivers

The Delaware SREC market is currently oversupplied, and SACPs do not have much impact on SREC pricing. DE SREC prices are projected to average approximately $24 per MWh through 2030. After 2030, the DE SREC prices are projected to decline reflecting Leidos fundamental analysis that indicates declining solar capital costs and increasing energy prices will lead to decreasing SREC revenue need for solar resources.

Ohio SREC

Background

The Ohio SREC market has been historically oversupplied, as a number of adjacent states were granted the ability to participate in the market. Historic Ohio SREC prices have averaged slightly below $10 per MWh over the past 5 years. The Ohio RPS originally required 12.5 percent of electricity sales to come from renewable energy sources by 2026, with a 0.5 percent solar carve-out by 2026. However, the 2019 HB 6 RPS legislation reduced that requirement to 8.5 percent by 2026 and eliminated the solar carve-out portion of the requirement. Given the elimination of the solar carve-out, in-state solar resources will be subject to the Ohio Tier 1 REC price.

Key Assumptions and Drivers

Given the Ohio SREC value is based on the Tier 1 REC market, the fundamental drivers supporting the price forecast are based on the total renewable energy market in Ohio, and not just the solar value. The Ohio REC market has been oversupplied, as a result of participation of out of state resources. The five-year historic average price averaged approximately $8 per MWh and priced at a discount to the PJM Tier 1 settled price. The ability for adjacent states to participate and the recent rollback of the RPS requirements supports the view that the Ohio SERC market will remain oversupplied and in the near-term the lowest priced REC of any PJM states with a solar carve out.

Washington DC SREC

Background

Passed in 2018, Washington D.C.’s RPS requires 100 percent of the district’s electricity to be sourced from renewable energy by 2032, with a solar energy carve-out of 10 percent to be reached by 2041. Recent DC SREC prices have settled around $400 per MWh as of early 2022.

Facilities can continue to sell DC SREC’s for as long as the Facility remains in operation.

Key Assumptions and SREC Price Drivers

In 2011, Washington D.C. passed a law to prevent out-of-state systems for participating in the DC SREC market, limiting supply. This undersupply, combined with one of the most ambitious RPS goals in the country, resulted in a strong SREC market and high prices. Compliance buyers that do not meet the solar targets must pay a SACP penalty fee of $500 per MWh, decreasing to $400 from 2024 through 2027, then to $300 from 2028 through 2041, and finally to $100 per MWh thereafter. The Leidos forecast shows that SREC prices will decrease along with SACP fees in coming years, however, SREC prices will decline at a steeper rate, with prices under $200 per MWh by 2026 and under $100 per MWh by 2028.

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SRECs – Massachusetts, New Jersey, Maryland, Delaware, Ohio, Washington DC

Illinois SREC

Background

The Illinois Climate and Equitable Jobs Act, approved September 2021, includes funding for an Illinois SREC program, Illinois Shines, for new distributed generation and community solar. Illinois Shines is the brand name for the Adjustable Block Program, a state-administered incentive program to support the development of solar energy generation. The program reopened in December 2021 and has started accepting new project applications, however the program itself is still under development.

Key Assumptions and SREC Price Drivers

As the Illinois Shines program is still under development, there are no prices available yet. However, Leidos currently assumes prices close to Tier 1 REC prices in the near term.

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ATTACHMENT B

REC Price Forecasts

REC Price Forecast Methodology

The Leidos REC price forecasts are produced using a combination of current market futures from the Intercontinental Exchange (“ICE”) trading platform and Leidos fundamental market modeling.

The long-term REC price represents the additional value a new renewable plant would need above energy and capacity prices to fully recover its capital and operating costs. The long-term REC prices are calculated by taking the annualized cost of the marginal renewable resource and deducting energy and capacity revenues available in the market. For each renewable resource, the energy revenues are determined by calculating the realized energy price for a new plant using the long-term forecast of hourly energy prices and the applicable energy production profile for the renewable resource. The capacity revenues are calculated by applying the capacity credit for the renewable resource to the long-term forecast capacity price. After subtracting energy and capacity revenues, the remaining revenue needed to make the project financially whole represents what the project requires from the REC market. The resource that requires the minimum compensation from the REC market is the marginal resource and sets the REC price.

The projections reflect Leidos analysis for the long-term capital and operating costs of various renewable technologies and assumptions related to the Investment Tax Credit (“ITC”) for solar and the Production Tax Credit (“PTC”) for wind. Our analysis assumes the PTC will not be renewed after 2020 and that wind projects with a commercial operation date after 2024 will not be eligible for the PTC. In addition, we assume that the ITC value will decline to 10 percent for solar projects with a commercial operations date after 2025, which reflects current law.

Maryland, New Jersey, Washington DC, Delaware, Illinois (PJM Tier 1 RECs)

All the states in PJM with mandatory RPS targets allow RECs from eligible renewable generators that are within the PJM RTO to be used for compliance. This allows states to purchase from or sell RECs to other states within PJM. States such as Washington DC, Delaware, Maryland, and New Jersey are consistently short of their Tier 1 RPS obligations with respect to in-state RPS supply. However, they are able to purchase RECs or renewable energy from states that have renewable capacity in excess of their targets or have voluntary goals such as Pennsylvania, Ohio, Indiana, Kentucky, and West Virginia, to meet their requirements.

The current supply of renewable capacity that is operational and under construction, along with banked RECs is approximately equal to the 2021 RPS requirements in aggregate for the PJM region. However, the targets for most states increase annually which increases the obligations every year and as the targets are applied on retail sales, load growth creates an additional need.

The PJM region in aggregate is on track to meet the current RPS targets but we expect the region to require new capacity to be built from 2022 onwards to meet future RPS obligations. The renewable capacity under construction will help achieve some of these requirements. The PJM Interconnection queue has over 160 GW of wind, solar, and storage capacity active interconnection requests. It is unlikely that all of this capacity in the queue will become operational, but there is more than sufficient development activity to fulfill the future requirements for the PJM region.

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REC Price Forecasts

PJM Tier I REC futures trade on the ICE through REC vintage year 2025. PJM Tri-Qualified Class I REC futures are the basis of our near-term REC price forecast after which the forecast is based on the net marginal cost of supplying future renewable energy in PJM. Current futures prices are flat around $21.0 per MWh for the 2022-2025 vintage years. With expected declines in wind and solar capital costs and higher energy and capacity prices, PJM Tier I REC prices are projected to decline towards the national voluntary REC level.

Massachusetts, Connecticut, Rhode Island (ISO-NE Class 1 RECs)

Current futures prices for Massachusetts Class I RECs and Rhode Island New Renewable Resources are almost $40 per MWh decrease to approximately $31 per MWh for the 2026 vintage year. In the long-term, market energy and capacity revenues increase at a faster rate than renewable capital and O&M costs reducing the revenue required from the REC market to make new solar projects financially viable and REC prices decline over time toward the national voluntary REC level.

While Massachusetts and Rhode Island REC prices appear to be closely aligned, Connecticut Class I REC prices are currently trading slightly lower at $37 per MWh. The small difference in futures price is believed to be attributed to several small differences in the program requirements. For example, the Connecticut Class I RPS program allows a slightly broader range of generation technologies to participate in the program. Additionally, the Connecticut program includes a fixed, non-escalating and slightly lower ACP than the Massachusetts and Rhode Island programs. However, as the respective programs’ requirements increase and as REC value decreases over the forecast, we project a convergence of the REC price of these Class I programs in New England.

California Category 1 REC

California has three categories for RECs based on energy deliverability: Category 1 RECs have energy delivered directly to a California BA without substitution (e.g., in state generation). Category 2 RECs have energy delivered to a California BA, but with substitution from another source. Finally, Category 3 RECs are unbundled from the associated energy and do not meet requirements for Categories 1 and 2.

Leidos calibrates the forecast for the Category 1 REC to currently traded REC prices for California in-state renewable generation and is approximately $12 per MWh in 2022. The marginal renewable energy resource in California is a solar PV plant, in part due to the limited resource potential of wind in the state. These traded prices are higher than we estimate a new solar plant coming online today would require, which is potentially due to a variety of reasons such as an unequal distribution of RECs among load serving entities, the unlimited banking of Category 1 RECs, and higher than expected energy prices. REC prices decrease throughout the forecast period, and eventually reach approximately $5 per MWh by the end of the forecast period. This is because Leidos assumes solar capital costs decrease in real terms; solar capital costs increase at 0.7 percent through 2030 and 0.2 percent thereafter, much lower than the inflation rate of 2 percent. Furthermore, the addition of 40 GW of new battery storage helps to support prices midday, increasing the solar realized energy price and reducing the amount that must be recovered through the REC market.

Texas / National Voluntary Green-E REC

Texas has an RPS program requiring a certain percentage of the generation sold within the state to be produced by renewable resources. However, with the significant development of wind and solar resources, the Texas in-state REC compliance market is greatly oversupplied. As such, qualifying resources can sell renewable energy credits (“RECs”) into the National Voluntary Green-e Program.

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REC Price Forecasts

Green-e® is a program of the Center for Resource Solutions. Green-e® certifies RECs to verify the source of the renewable energy and to avoid double counting of RECs. RECs cannot be both sold as a certified Green-e® product and used for compliance with state Renewable Portfolio Standards (“RPS”) or other mandated renewable programs.

Eligible resources are defined in the Green-e® Renewable Energy Standard for Canada and the United States and include solar, wind geothermal and certain types of new hydro and biomass generation resources. RECs must be generated from new resources, defined as less than 15 years old in the standard. The “New Date” advances by one year each year. For example, RECs sold in 2021 must be generated from resources with a commercial operation date (“COD”) no earlier than 2007 and RECs sold in 2022 must be generated from resources with a COD no earlier than 2008. Renewable resources must be located in the United States including Puerto Rico and other territories, Canada, or portions of Mexico located within North American Electricity Reliability Corporation (“NERC”) regions.

Suppliers must apply for Green-e® certification and like compliance RECs, must register Green-e® certified RECs on an approved tracking system such as ERCOT, MIRECS, MRETS, NAR, NCRETS, NEPOOL GIS, NYGATS, PJM GATS, or WREGIS. Once registered, Green-e® RECs can be sold like compliance RECs directly to individual buyers or via a REC broker.

Green-e® RECs are purchased by corporate buyers to demonstrate compliance with their Environmental, Social, and Governance goals and may be reported in their sustainability reports. In addition, retail electricity customers seeking to purchase renewable energy above levels mandated in their region may subscribe to their utility’s green pricing program which in-turn may purchase Green-e® RECs to fulfill the renewable energy requirements of the program.

Prices for both Texas compliance RECs and Green-e® RECs rose steadily during 2021 and generally the value of Texas compliance RECs have tracked closely with Green-e® RECs. Projected REC prices under this program reflect current values and near term futures through 2024 which are approximately $4 per MWh. Longer term, Leidos has assumed that the price for Texas compliance RECs and Green-e® RECs will decline at approximately 2 percent per year reflecting the assumed decline in solar and wind capital costs and increasing realized energy prices for solar and wind in the Leidos Base Case forecast.

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